UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) October 22,
1996

MERIDIAN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)


Indiana                33-75594                35-1894846
(State or other     (Commission File       (I.R.S Employer
jurisdiction of        Number)               Identification
incorporation or                             No.)
organization)

8250 Haverstick Road, Suite 110
Indianapolis, Indiana
(Address of principal executive offices)
46240-2401
(Zip Code)

(317) 722-2000
(Registrant's telephone number)







Item 4.  Changes in Registrant's Certifying Accountant

Arthur Andersen LLP have been the principal accountants for Meridian Financial Corporation since 1993. On October 22, 1996, Arthur Andersen LLP was dismissed as the principal accountants and Crowe Chizek and Company LLP were engaged as the principal accountants. The decision to change accountants was approved by the Board of Directors of Meridian Financial Corporation.

The audit reports of Arthur Andersen LLP on the financial statements of Meridian Financial Corporation as of and for the years ended September 30, 1995 and 1994, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the two fiscal years ended September 30, 1995 and 1994, and the subsequent period through October 22, 1996, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the subject matter of any disagreements in connection with their reports on the financial statements of Meridian Financial Corporation. A letter from Arthur Andersen LLP accompanies this filing as Exhibit 16.




Item 7.  Financial Statements and Exhibits

The following exhibit has been furnished as part of this filing on Form 8-K:

Exhibit                    Description

16                           Letter regarding change in
certifying accountant






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MERIDIAN FINANCIAL CORPORATION



Date  October 25, 1996

By: /s/ Gerald W. Gerichs

(Gerald W. Gerichs, Vice President,

Secretary and Treasurer)





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MERIDIAN FINANCIAL CORPORATION



Date  __________________

By:__________________________________

(Gerald W. Gerichs, Vice President,

Secretary and Treasurer)





EXHIBIT INDEX


Exhibit                    Description

16                           Letter regarding change in
certifying accountant